DELAWARE POOLED TRUST
                      The Select Equity Portfolio

  Supplement dated January 10, 2001
  to the current Statement of Additional Information

  The following supplements the section of the Statement of Additional Information entitled "INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS":

       As of January 1, 2001, management of Vantage Investment Advisors and Delaware Investments have consolidated Vantage into Delaware. As a result of the consolidation, Vantage no longer serves as sub-adviser to the Portfolio. The consolidation will not result in any change in the investment professionals providing services to the Portfolio. Accordingly, the final paragraph on page 85 of the Statement of Additional Information is deleted.